Exhibit 10.2

Execution Version

AMENDMENT NO. 1 TO FIRST LIEN CREDIT AGREEMENT

This AMENDMENT NO. 1 TO FIRST LIEN CREDIT AGREEMENT, dated as of January 3, 2018 (this “Amendment”), is entered into by and among McAfee, LLC, a Delaware limited liability company (the “Borrower”), Morgan Stanley Senior Funding, Inc., as administrative agent (the “Administrative Agent”), and the undersigned Initial Incremental Term Lenders (as defined below).

PRELIMINARY STATEMENTS:

WHEREAS, the Borrower, McAfee Finance 2, LLC, a Delaware limited liability company (“Holdings”), the Administrative Agent and the lenders from time to time party thereto are party to that certain First Lien Credit Agreement, dated as of September 29, 2017 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement);

WHEREAS, pursuant to that certain Commitment Letter dated November 21, 2017, as amended, restated, supplemented or otherwise modified prior to the date hereof, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman Sachs Bank USA and UBS Securities LLC, as joint lead arrangers and joint bookrunners, have agreed to arrange the Incremental Facilities (as defined below) in respect of the Credit Agreement on the terms set forth therein and herein;

WHEREAS, (i) pursuant to Section 2.14(1) of the Credit Agreement, the Borrower has delivered a request for a Term Loan Increase to the Administrative Agent in an aggregate principal Dollar-denominated amount of $324,000,000 and (ii) the Borrower has requested that each financial institution signatory hereto as an Incremental USD Term Lender (in such capacity, each an “Initial Incremental USD Term Lender”) provide, pursuant to Section 2.14(4)(c) of the Credit Agreement, an Incremental Term Commitment (the “Initial Incremental USD Term Loan Commitment”) under the Amended Credit Agreement (as defined below), and make Incremental Term Loans (with respect to each Initial Incremental Term Lender, its “Initial Incremental USD Term Loans”) as a Term Loan Increase of the Closing Date USD Term Loans, which Initial Incremental USD Term Loans will be of the same Class as the Closing Date USD Term Loans, in an aggregate principal amount equal to $324,000,000 on the First Amendment Effective Date (as defined below), the proceeds of which will be used by the Borrower, directly or indirectly, to finance certain acquisitions and investments, including all or a portion of the purchase price for Skyhigh Networks, Inc., to pay fees, costs and expenses in connection therewith and the transactions contemplated by this Amendment and for other general corporate purposes (collectively, the “Amendment Transactions”), and each Initial Incremental USD Term Lender is prepared to provide its Initial Incremental USD Term Loan Commitment and to make the Initial Incremental USD Term Loans pursuant to the Amended Credit Agreement in the principal amount set forth opposite such Initial Incremental USD Term Lender’s name under the heading “Initial Incremental USD Term Loan Commitment” on Schedule 2.01(a) to the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”), in each case subject to the other terms and conditions set forth herein;

WHEREAS, (i) pursuant to Section 2.14(1) of the Credit Agreement, the Borrower has delivered a request for a Term Loan Increase to the Administrative Agent in an aggregate principal Euro-denominated amount of €150,000,000 and (ii) the Borrower has requested that each financial institution signatory hereto as an Incremental Euro Term Lender (in such capacity, each an “Initial Incremental Euro Term Lender” and, together with the Initial Incremental USD Term Lenders, the “Initial Incremental Term Lenders”) provide, pursuant to Section 2.14(4)(c) of the Credit Agreement, an Incremental Term Commitment (the “Initial Incremental Euro Term Loan Commitment” and, together with the Initial Incremental USD Term Loan Commitments, the “Initial Incremental Term Loan Commitments”) under the Amended Credit Agreement, and make Incremental Term Loans (with respect to each Initial Incremental Euro Term Lender, its “Initial Incremental Euro Term Loans” and, together with the Initial Incremental USD Term Loans, the “Initial Incremental Term Loans”) as a Term Loan Increase of the Closing Date Euro Term Loans, which Initial Incremental Euro Term Loans will be of the same Class as the Closing Date Euro Term Loans, in an aggregate principal amount equal to €150,000,000 on the First Amendment Effective Date, the proceeds of which will be used by the Borrower, directly or indirectly, for the Amendment Transactions, and each Initial Incremental Euro Term Lender is prepared to provide its Initial Incremental Euro Term Loan Commitment and to make the Initial Incremental Euro Term Loans pursuant to the Amended Credit Agreement in the principal amount set forth opposite such Initial Incremental Euro Term Lender’s name under the heading “Initial Incremental Euro Term Loan Commitment” on Schedule 2.01(a) to the Amended Credit Agreement, in each case subject to the other terms and conditions set forth herein;

WHEREAS, the Borrower, the Initial Incremental Term Lenders and the Administrative Agent are entering into this Amendment in order to evidence such Initial Incremental Term Loan Commitments and such Initial Incremental Term Loans in accordance with Section 2.14(6) of the Credit Agreement;

WHEREAS, in furtherance of the foregoing, the Borrower, the undersigned Initial Incremental Term Lenders and the Administrative Agent (pursuant to its authority under Section 2.14(6) of the Credit Agreement) have agreed to amend the Credit Agreement pursuant to Section 2.14(6) of the Credit Agreement as hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1. Definitions. As used in this Amendment, the following terms shall have the meanings set forth below:

“Incremental Facilities” means the Initial Incremental Term Loans funded pursuant to the Initial Incremental Term Commitments on the First Amendment Effective Date (as defined in Section 6).

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

SECTION 2. Amendments to Credit Agreement. The Credit Agreement is, effective as of the First Amendment Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, hereby amended as follows:

(a) The following shall be added to the Credit Agreement as Schedule 2.01(a) thereof:

Initial Incremental USD Term Loan Commitments:

Lender	Pro Rata Share	Initial Incremental Term Loan Commitment
Bank of America, N.A.	100.00%	$324,000,000

Total	100.00%	$324,000,000

Initial Incremental Euro Term Loan Commitments:

Lender	Pro Rata Share	Initial Incremental Term Loan Commitment
Bank of America, N.A.	100.00%	€150,000,000

Total	100.00%	€150,000,000

(b) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions thereto in the proper alphabetical order:

“Euro Amortization Percentage” means the percentage equal to the product of (x) 0.25% multiplied by (y) the result of €507,000,000.00 divided by €505,732,500.00.

“First Amendment” means that certain Amendment No. 1 to First Lien Credit Agreement, dated as of January 3, 2018, among the Borrower, the Administrative Agent and the Initial Incremental Term Lenders party thereto.

“First Amendment Effective Date” means January 3, 2018.

“Initial Incremental Euro Term Lender” means, at any time, any Lender that has an Initial Incremental Euro Term Loan Commitment or an Initial Incremental Euro Term Loan at such time.

“Initial Incremental Euro Term Loan Commitment” means, as to each Initial Incremental Euro Term Lender, its obligation to make an Initial Incremental Euro Term Loan to the Borrower in an aggregate amount not to exceed the amount specified opposite such Initial Incremental Euro Term Lender’s name on Schedule 2.01(a) under the caption “Initial Incremental Euro Term Loan Commitment”.

“Initial Incremental Euro Term Loans” means the Term Loans made by each Initial Incremental Euro Term Lender on the First Amendment Effective Date to the Borrower pursuant to Section 2.01(1)(d). From and after the First Amendment Effective Date, the Initial Incremental Euro Term Loans shall constitute Closing Date Euro Term Loans for all purposes under this Agreement and the other Loan Documents.

“Initial Incremental Term Lenders” means, collectively, the Initial Incremental USD Term Lenders and the Initial Incremental Euro Term Lenders.

“Initial Incremental Term Loan Commitments” means, collectively, the Initial Incremental USD Term Loan Commitments and the Initial Incremental Euro Term Loan Commitments.

“Initial Incremental Term Loans” means, collectively, the Initial Incremental USD Term Loans and the Initial Incremental Euro Term Loans. From and after the First Amendment Effective Date, the Initial Incremental Term Loans shall constitute Closing Date Term Loans for all purposes under this Agreement and the other Loan Documents.

“Initial Incremental USD Term Lender” means, at any time, any Lender that has an Initial Incremental USD Term Loan Commitment or an Initial Incremental USD Term Loan at such time.

“Initial Incremental USD Term Loan Commitment” means, as to each Initial Incremental USD Term Lender, its obligation to make an Initial Incremental USD Term Loan to the Borrower in an aggregate amount not to exceed the amount specified opposite such Initial Incremental USD Term Lender’s name on Schedule 2.01(a) under the caption “Initial Incremental USD Term Loan Commitment”.

“Initial Incremental USD Term Loans” means the Term Loans made by each Initial Incremental USD Term Lender on the First Amendment Effective Date to the Borrower pursuant to Section 2.01(1)(c). From and after the First Amendment Effective Date, the Initial Incremental USD Term Loans shall constitute Closing Date USD Term Loans for all purposes under this Agreement and the other Loan Documents.

“USD Amortization Percentage” means the percentage equal to the product of (x) 0.25% multiplied by (y) the result of $2,555,000,000.00 divided by $2,548,612,500.00.

(c) The definition of the term “Closing Date” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “Section 2.01(1)” therein with the text “Section 2.01(1)(a) and (b)”.

(d) The definition of the term “Closing Date Euro Term Loans” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Closing Date Euro Term Loans” means (a) prior to the First Amendment Effective Date, the Euro Term Loans made by the Euro Term Lenders on the Closing Date to the Borrower pursuant to Section 2.01(1)(b), and (b) from and after the First Amendment Effective Date, the Euro Term Loans (including the Initial Incremental Euro Term Loans) made by the Euro Term Lenders to the Borrower pursuant to Section 2.01(1)(b) and (d).

(e) The definition of the term “Closing Date USD Term Loans” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Closing Date USD Term Loans” means (a) prior to the First Amendment Effective Date, the USD Term Loans made by the USD Term Lenders on the Closing Date to the Borrower pursuant to Section 2.01(1)(a), and (b) from and after the First Amendment Effective Date, the USD Term Loans (including the Initial Incremental USD Term Loans) made by the USD Term Lenders to the Borrower pursuant to Section 2.01(1)(a) and (c).

(f) Section 2.01(1) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(1) Term Borrowings.

(a) Subject to the terms and conditions set forth in Section 4.01 hereof, each USD Term Lender severally agrees to make to the Borrower on the Closing Date one or more Closing Date USD Term Loans denominated in Dollars in an aggregate principal amount equal to such USD Term Lender’s Closing Date USD Term Loan Commitment on the Closing Date. Amounts borrowed under this Section 2.01(1)(a) and repaid or prepaid may not be reborrowed. The Closing Date USD Term Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.

(b) Subject to the terms and conditions set forth in Section 4.01 hereof, each Euro Term Lender severally agrees to make to the Borrower on the Closing Date one or more Closing Date Euro Term Loans denominated in Euros in an aggregate principal amount equal to such Euro Term Lender’s Closing Date Euro Term Loan Commitment on the Closing Date. Amounts borrowed under this Section 2.01(1)(b) and repaid or prepaid may not be reborrowed. The Closing Date Euro Term Loans shall be EURIBOR Rate Loans.

(c) Subject to the terms and conditions set forth in the First Amendment, each Initial Incremental USD Term Lender severally agrees to make to the Borrower on the First Amendment Effective Date one or more Initial Incremental Term Loans denominated in Dollars in an aggregate principal amount equal to such Initial Incremental USD Term Lender’s Initial Incremental USD Term Loan Commitment. Amounts borrowed under this Section 2.01(1)(c) and repaid or prepaid may not be reborrowed. The Initial Incremental USD Term Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein. For the avoidance of doubt, from and after the First Amendment Effective Date, the Initial Incremental USD Term Loans shall constitute Closing Date USD Term Loans and be of the same Class as the Closing Date USD Term Loans.

(d) Subject to the terms and conditions set forth in the First Amendment, each Initial Incremental Euro Term Lender severally agrees to make to the Borrower on the First Amendment Effective Date one or more Initial Incremental Euro Term Loans denominated in Euros in an aggregate principal amount equal to such Initial Incremental Term Lender’s Initial Incremental Term Loan Commitment. Amounts borrowed under this Section 2.01(1)(d) and repaid or prepaid may not be reborrowed. The Initial Incremental Euro Term Loans shall be EURIBOR Rate Loans. For the avoidance of doubt, from and after the First Amendment Effective Date, the Initial Incremental Euro Term Loans shall constitute Closing Date Euro Term Loans and be of the same Class as the Closing Date Euro Term Loans.”

(g) Section 2.02(2) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(2) Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Pro Rata Share or other applicable share provided for under this Agreement of the applicable Class of Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic continuation of Eurodollar Rate Loans or EURIBOR Rate Loans or continuation of Loans described in Section 2.02(1). In the case of each Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent (or, with respect to Borrowings of Incremental Loans, to such Incremental Lender as the Administrative Agent may reasonably agree for such purpose) in Same Day Funds at the Administrative Agent’s Office, or to such other account as the Administrative Agent may specify, not later than, in the case of Borrowing on the Closing Date, 10:00 a.m., New York time, and otherwise 3:00 p.m., New York time, on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4 for any Borrowing, the Administrative Agent (or, with respect to Incremental Loans, such Incremental Lender as the Administrative Agent may reasonably agree) shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent (or, with respect to Incremental Loans, such applicable Incremental Lender) either by (a) crediting the account(s) of the

Borrower on the books of the Administrative Agent with the amount of such funds or (b) wire transfer of such funds, in each case in accordance with instructions provided by the Borrower to (and reasonably acceptable to) the Administrative Agent (and in the case of clause (b), such Incremental Lender, if applicable); provided that if on the date the Committed Loan Notice with respect to a Borrowing under a Revolving Facility is given by the Borrower, there are L/C Borrowings outstanding, then the proceeds of such Borrowing shall be applied, first, to the payment in full of any such L/C Borrowing and second, to the Borrower as provided above.

(h) Section 2.06(2) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(2) Mandatory. The Closing Date USD Term Loan Commitment of each USD Term Lender on the Closing Date was automatically and permanently reduced to $0 upon the making of such Lender’s Closing Date Term Loans to the Borrower pursuant to Section 2.01(1)(a). The Closing Date Euro Term Loan Commitment of each Euro Term Lender on the Closing Date shall be automatically and permanently reduced to €0 upon the making of such Lender’s Closing Date Euro Term Loans to the Borrower pursuant to Section 2.01(1)(b). The Initial Incremental USD Term Loan Commitment of each Initial Incremental USD Term Lender on the First Amendment Effective Date shall be automatically and permanently reduced to $0 upon the making of such Initial Incremental USD Term Lender’s Initial Incremental USD Term Loans to the Borrower pursuant to Section 2.01(1)(c). The Initial Incremental Euro Term Loan Commitment of each Initial Incremental Euro Term Lender on the First Amendment Effective Date shall be automatically and permanently reduced to €0 upon the making of such Initial Incremental Euro Term Lender’s Initial Incremental Euro Term Loans to the Borrower pursuant to Section 2.01(1)(d). The Revolving Commitment of each Revolving Lender shall automatically and permanently terminate on the Maturity Date for the applicable Revolving Facility.”

(i) Section 2.07(1) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(1) Term Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders (a) on the last Business Day of each March, June, September and December, commencing with March 30, 2018, an aggregate principal amount (x) in Dollars equal to the USD Amortization Percentage of the aggregate principal amount of all Closing Date USD Term Loans outstanding on the First Amendment Effective Date (after giving effect to the Initial Incremental Term Loans pursuant to the First Amendment) and (y) in Euros equal to the Euro Amortization Percentage of the aggregate principal amount of all Closing Date Euro Term Loans outstanding on the First Amendment Effective Date (after giving effect to the Initial Incremental Term Loans pursuant to the First Amendment) (in each case, which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in

Section 2.05) and (b) on the Maturity Date for the Closing Date Term Loans, the aggregate principal amount of all Closing Date Term Loans outstanding on such date. In connection with any Incremental Term Loans that constitute part of the same Class as the Closing Date USD Term Loans or Closing Date Euro Term Loans, as applicable, the Borrower and the Administrative Agent shall be permitted to adjust the rate of prepayment in respect of such Class such that the Term Lenders holding Closing Date USD Term Loans or Closing Date Euro Term Loans, as applicable, comprising part of such Class continue to receive a payment that is not less than the same Dollar amount that such Term Lenders would have received absent the incurrence of such Incremental Term Loans; provided, that if such Incremental Term Loans are to be “fungible” with the Closing Date USD Term Loans or Closing Date Euro Term Loans, as applicable, notwithstanding any other conditions specified in this Section 2.07(1), the amortization schedule for such “fungible” Incremental Term Loan may provide for amortization in such other percentage(s) to be agreed by the Borrower and the Administrative Agent to ensure that the Incremental Term Loans will be “fungible” with the Closing Date USD Term Loans or Closing Date Euro Term Loans, as applicable.”

(j) Section 6.14 of the Credit Agreement is hereby amended by (i) adding the text “made on the Closing Date” immediately after the text “Closing Date Term Loans” in subclause (a) and deleting the word “(i)” therein, (ii) replacing the word “and” immediately preceding subclause (b) with a comma and (iii) adding the following language immediately prior to the period at the end thereof:

“and (c) the Initial Incremental Term Loans will be used solely (i) to finance certain acquisitions and investments, including all or a portion of the purchase price for Skyhigh Networks, Inc., (ii) to pay fees, costs and expenses related to such acquisitions and investments and the transactions contemplated by the First Amendment and any other transaction occurring on the First Amendment Effective Date and (iii) for other general corporate purposes not prohibited by this Agreement”

SECTION 3. The Initial Incremental Term Loan Commitment and the Initial Incremental Term Loans. In accordance with Section 2.14 of the Credit Agreement, and subject to the satisfaction of the conditions set forth in Section 6 hereof, on and as of the First Amendment Effective Date, each Initial Incremental Term Lender hereby agrees that such Initial Incremental Term Lender (i) shall have, as contemplated by this Amendment and the Amended Credit Agreement, an Initial Incremental Term Loan Commitment under the Amended Credit Agreement in an amount equal to the amount set forth opposite such Initial Incremental Term Lender’s name under the heading “Initial Incremental USD Term Loan Commitments” or “Initial Incremental Euro Term Loan Commitments” on Schedule 2.01(a) to the Amended Credit Agreement, as applicable, and (ii) shall be deemed to be, and shall become, an “Initial Incremental Term Lender” (including an “Initial Incremental USD Term Lender” and/or “Initial Incremental Euro Term Lender”, as applicable), an “Additional Lender”, a “Term Lender”, a “Lender” and a “Secured Party” for all purposes of, and subject to all the obligations of an “Initial Incremental Term Lender”, an “Additional Lender”, a “Term Lender”, a “Lender” and a “Secured Party” under, the Amended Credit Agreement and the other Loan Documents. The Borrower and the

Administrative Agent hereby agree that from and after the First Amendment Effective Date, each Initial Incremental Term Lender shall be deemed to be, and shall become, an “Initial Incremental Term Lender” (including an “Initial Incremental USD Term Lender” and/or “Initial Incremental Euro Term Lender”, as applicable), an “Additional Lender”, a “Term Lender”, a “Lender” and a “Secured Party” for all purposes of, and with all the rights and remedies of an “Initial Incremental Term Lender” (including an “Initial Incremental USD Term Lender” and/or “Initial Incremental Euro Term Lender”, as applicable), an “Additional Lender”, a “Term Lender”, a “Lender” and a “Secured Party” under, the Amended Credit Agreement and the other Loan Documents.

(b) The Borrower hereby designates that the Initial Incremental Term Loans are being incurred in reliance on clauses (c)(A) and (c)(D)(x) of Section 2.14(4) in the Credit Agreement, and giving effect, for the avoidance of doubt, to Section 1.07(8).

(c) In accordance with Section 2.14 of the Credit Agreement, and subject to the satisfaction of the conditions set forth in Section 6 hereof, on and as of the First Amendment Effective Date, each Initial Incremental Term Lender party hereto hereby agrees that such Initial Incremental Term Lender shall make Initial Incremental Term Loans to the Borrower pursuant to Section 2.01(1)(c) or (d), as applicable, of the Amended Credit Agreement on the First Amendment Effective Date in a principal amount not to exceed its Initial Incremental Term Loan Commitment under the Amended Credit Agreement.

(d) The Initial Incremental USD Term Loans shall constitute a Term Loan Increase of the Closing Date USD Term Loans and shall be of the same Class as the Closing Date USD Term Loans. The Initial Incremental Euro Term Loans shall constitute a Term Loan Increase of the Closing Date Euro Term Loans and shall be of the same Class as the Closing Date Euro Term Loans. The terms, provisions and documentation of the Initial Incremental USD Term Loans shall be identical (other than with respect to upfront fees, OID or similar fees) (including call protection, interest rate margins and interest rate floors) to the Closing Date USD Term Loans as existing on the First Amendment Effective Date and are in compliance with Sections 2.14(5)(a) and (c) of the Credit Agreement. The terms, provisions and documentation of the Initial Incremental Euro Term Loans shall be identical (other than with respect to upfront fees, OID or similar fees) (including call protection, interest rate margins and interest rate floors) to the Closing Date Euro Term Loans as existing on the First Amendment Effective Date and are in compliance with Sections 2.14(5)(a) and (c) of the Credit Agreement. The parties hereto intend to treat the Initial Incremental USD Term Loans as fungible with the existing Closing Date USD Term Loans for U.S. federal income tax purposes. The parties hereto intend to treat the Initial Incremental Euro Term Loans as fungible with the existing Closing Date Euro Term Loans for U.S. federal income tax purposes.

(e) Each of the parties hereto hereby agrees that the Administrative Agent may, in accordance with Section 2.14(6) of the Credit Agreement, take any and all actions as may be reasonably necessary to ensure that all Initial Incremental Term Loans, when originally made, are Closing Date Term Loans for all purposes under the Credit Agreement and the other Loan Documents and are included in each Borrowing of outstanding Closing Date USD Term Loans or Closing Date Euro Term Loans, as applicable, on a pro rata basis. This may be accomplished by allocating a portion of each Initial Incremental Term Loan to each outstanding Eurocurrency Rate Loan or EURIBOR Rate Loan, as applicable, that is a Closing Date Term Loan on a pro rata basis, even though as a result thereof such Initial Incremental Term Loan may effectively have a shorter

Interest Period than the Closing Date Term Loans included in the Borrowing of which they are a part (and notwithstanding any other provision of the Credit Agreement that would prohibit such an initial Interest Period). The Initial Incremental Term Loans shall not accrue interest for any period prior to the First Amendment Effective Date and the Borrower shall not be required to pay interest on the Initial Incremental Term Loans pursuant to Section 2.08 of the Credit Agreement for any period prior to the First Amendment Effective Date.

(f) As of the First Amendment Effective Date, after giving effect to the making of the Initial Incremental Term Loans, (i) the aggregate principal amount of Closing Date USD Term Loans outstanding pursuant to the Amended Credit Agreement shall be $2,872,612,500.00 and (ii) the aggregate principal amount of Closing Date Euro Term Loans outstanding pursuant to the Amended Credit Agreement shall be €655,732,500.00.

SECTION 4. Assignment and Assumption Agreement. On and after the First Amendment Effective Date, the “Assignment and Assumption” (as defined in the Credit Agreement) shall be in a form separately agreed to by the Borrower, the Administrative Agent and the Initial Incremental Term Lenders in accordance with the terms of the Credit Agreement and in lieu of the Assignment and Assumption attached as Exhibit D-1 to the Credit Agreement.

SECTION 5. Reference to and Effect on the Loan Documents. On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Credit Agreement”, shall mean and be a reference to the Amended Credit Agreement, and any reference to “Obligations” shall mean and be a reference to the “Obligations” under the Amended Credit Agreement.

(a) On and after the First Amendment Effective Date, the Credit Agreement, as specifically amended by this Amendment, and the other Loan Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.

(b) From and after the First Amendment Effective Date, this Amendment shall be deemed an Incremental Amendment and a Loan Document for all purposes under the Amended Credit Agreement and the other Loan Documents.

(c) The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the First Amendment Effective Date.

SECTION 6. Conditions of Effectiveness. The obligations of the Initial Incremental Term Lenders to make Initial Incremental Term Loans under the Amended Credit Agreement and the amendments to the Credit Agreement contained in Section 2 hereof shall become effective as of the first date (the “First Amendment Effective Date”) on which the following conditions shall have been satisfied (or waived by the Initial Incremental Term Lenders):

(a) The Administrative Agent and the Initial Incremental Term Lenders shall have received counterparts of (i) this Amendment executed by the Borrower, the Administrative Agent and the Initial Incremental Term Lenders and (ii) the Guarantor Consent and Reaffirmation attached hereto (the “Guarantor Consent”) executed by each Guarantor;

(b) The Administrative Agent and the Initial Incremental Term Lenders shall have received a customary legal opinion from Ropes & Gray LLP, counsel to the Loan Parties;

(c) The Administrative Agent and the Initial Incremental Term Lenders shall have received, with respect to each Loan Party, certificates of good standing from the secretary of state of the state of organization of each Loan Party (to the extent such concept exists in such jurisdiction), customary certificates of resolutions or other action, incumbency certificates or other certificates of Responsible Officers of each Loan Party certifying true and complete copies of the Organizational Documents attached thereto and evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the Guarantor Consent;

(d) The Administrative Agent and the Initial Incremental Term Lenders shall have received a certificate of a Responsible Officer of the Borrower certifying (i) that the conditions in clauses (f) and (g) of this Section 6 have been satisfied and (ii) the amount, if any, of Initial Incremental Term Loans being incurred in reliance on such clause (D)(x) of the definition of “Available Incremental Amount”;

(e) The Administrative Agent and the Initial Incremental Term Lenders shall have received a solvency certificate from a Financial Officer of Holdings or the Borrower (after giving effect to the transactions contemplated by this Amendment) based on and consistent with the form attached to the Credit Agreement as Exhibit I;

(f) The Specified Representations (which, for the purposes of this Section 6(f), shall include Skyhigh Networks, Inc. and its Restricted Subsidiaries, as applicable) shall be true and correct in all material respects on the First Amendment Effective Date (unless such Specified Representations relate to an earlier date, in which case, such Specified Representations shall have been true and correct in all material respects as of such earlier date); provided, that each reference to the “Closing Date” set forth in the Specified Representations shall, for purposes of this clause 6(f), be a reference to the First Amendment Effective Date;

(g) Immediately after giving effect to this Amendment, no Event of Default under Section 8.01(1) of the Credit Agreement or, solely with respect to the Borrower, Section 8.01(6) of the Credit Agreement, shall exist after giving effect to the making of the Initial Incremental Term Loans;

(h) The Administrative Agent and the Initial Incremental Term Lenders shall have received a Committed Loan Notice no later than 1:00 p.m. (New York time) at least three Business Days (in the case of Eurodollar Rate Loans or EURIBOR Rate Loans) prior to, or on (in the case of Base Rate Loans), as applicable, the requested date of the Borrowing in respect of the Initial Incremental Term Loans;

(i) The Borrower shall have paid all reasonable and documented out-of-pocket expenses of the Administrative Agent (including, without limitation, the Attorney Costs of the Administrative Agent to the extent provided for in Section 10.04 of the Credit Agreement) and the Initial Incremental Term Lenders in connection with this Amendment invoiced at least three (3) Business Days (unless otherwise reasonably agreed by the Borrower) prior to the First Amendment Effective Date;

(j) The Borrower shall have paid all fees required to be paid pursuant to the amended and restated fee letter, dated as of December 8, 2017, by and between the Borrower, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman Sachs Bank USA, UBS AG, Stamford Branch and UBS Securities LLC;

(k) The Administrative Agent shall have received at least two (2) Business Days prior to the First Amendment Effective Date all documentation and other information about the Borrower and the Guarantors (other than any Excluded Subsidiary) required under applicable “know your customer” and anti-money laundering rules and regulations (including the USA PATRIOT Act) that has been reasonably requested in writing at least ten (10) Business Days prior to the First Amendment Effective Date; and

(l) The Borrower shall have paid all accrued and unpaid interest on the Closing Date Term Loans up to, but excluding, the First Amendment Effective Date.

For purposes of determining compliance with the conditions specified in this Section 6, the Initial Incremental Term Lenders shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to the Initial Incremental Term Lenders from and after the making by the Initial Incremental Term Lenders of the Initial Incremental Term Loans pursuant to Section 2.01(1)(c) and (d) of the Amended Credit Agreement. The Initial Incremental Term Lenders and the Borrower shall promptly notify the Administrative Agent of the occurrence of the First Amendment Effective Date.

SECTION 7. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Initial Incremental Term Lenders as of the First Amendment Effective Date that:

(a) The execution, delivery and performance by the Borrower of this Amendment and the execution, delivery and performance by each Guarantor of the Guarantor Consent has been duly authorized by all necessary corporate or other organizational action;

(b) None of the execution, delivery or performance by the Borrower of this Amendment or the execution, delivery or performance by any Guarantor of the Guarantor Consent will contravene the terms of any of the Borrower’s or any Guarantor’s Organizational Documents;

(c) This Amendment has been duly executed and delivered by the Borrower, and the Guarantor Consent has been duly executed and delivered by each Guarantor. This Amendment constitutes a legal, valid and binding obligation of the Borrower, and the Guarantor Consent constitutes a legal, valid and binding obligation of each Guarantor, enforceable against the Borrower and each Guarantor, as applicable, in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws, by general principles of equity and by principles of good faith and fair dealing; and

(d) Each Loan Party and each of its respective Restricted Subsidiaries that is a Material Subsidiary is a Person duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization (to the extent such concept exists in such jurisdiction).

SECTION 8. Costs and Expenses. The Borrower agrees to pay (a) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent (including the Attorney Costs of the Administrative Agent to the extent provided for in Section 10.04 of the Credit Agreement) in connection with the preparation, execution and delivery of this Amendment and any other instruments and documents to be delivered hereunder or in connection herewith, including all Attorney Costs of a single U.S. counsel to the Administrative Agent and (b) all reasonable and documented out-of-pocket expenses incurred by the Initial Incremental Term Lenders to the extent separately agreed among the Initial Incremental Term Lenders and the Borrower on or prior to the date hereof.

SECTION 9. Execution in Counterparts; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging (including in .pdf format) means shall be effective as delivery of a manually executed counterpart of this Amendment. Except as provided in Section 6, this Amendment shall become effective when it shall have been executed by the Borrower, the Administrative Agent and the Initial Incremental Term Lenders.

SECTION 10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Clauses (b) and (c) of Section 10.16 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

SECTION 11. WAIVER OF RIGHT OF TRIAL BY JURY. EACH PARTY TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective authorized officers as of the date first above written.

MCAFEE, LLC

By:	/s/ Michael Berry
Name: Michael Berry
Title: Chief Financial Officer

[Signature Page to Amendment No. 1 to First Lien Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:	/s/ Lisa Hanson
Name: Lisa Hanson
Title: VP

[Signature Page to Amendment No. 1 to First Lien Credit Agreement]

BANK OF AMERICA, N.A., as an Incremental USD Term Lender, an Initial Incremental USD Term Lender, an Incremental Euro Term Lender, and an Initial Incremental Euro Term Lender

By:	/s/ Michael Roane
Name: Michael Roane
Title: Vice President

[Signature Page to Amendment No. 1 to First Lien Credit Agreement]

GUARANTOR CONSENT AND REAFFIRMATION

January 3, 2018

Each of the undersigned, as a Guarantor under the First Lien Guaranty, dated as of September 29, 2017 (the “Guaranty”), in favor of the Administrative Agent and the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and the transactions contemplated by such Amendment and, as of the First Amendment Effective Date, hereby, (a) ratifies, acknowledges and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, in each case, as amended and in effect after giving effect to the Amendment and the making of the Initial Incremental Term Loans and agrees that its Guaranty remains in full force and effect to the extent set forth in such Guaranty and after giving effect to this Amendment and the incurrence of the Initial Incremental Term Loans, (b) ratifies, acknowledges and reaffirms each grant of a lien on, or security interest or pledge in, its Collateral made pursuant to the Loan Documents, in each case, as amended by the Amendment, and confirms that such liens and security interests continue to secure the Obligations in effect after giving effect to the Amendment and the making of the Initial Incremental Term Loans, in each case subject to the terms of the Amendment and the Amended Credit Agreement, and (c) confirms that the obligations of the Loan Parties with respect to the Initial Incremental Term Loans shall constitute, from and after the making of the Initial Incremental Term Loans, Obligations, Guaranteed Obligations (as defined in the Guaranty), Secured Obligations (as defined in the Security Agreement) and First Lien Credit Agreement Obligations and Senior Obligations (each as defined in the First Lien/Second Lien Intercreditor Agreement) and agrees that the security interests in connection therewith remain in full force and effect. Capitalized terms not otherwise defined in this Guarantor Consent have the same meanings as specified in the foregoing Amendment or the Amended Credit Agreement, as applicable.

[The remainder of this page is intentionally left blank]

GUARANTORS:

MCAFEE FINANCE 2, LLC

By:	/s/ Michael Berry
Name: Michael Berry
Title: Vice President

MCAFEE EMPLOYEE HOLDINGS, LLC

By:	/s/ Michael Berry
Name: Michael Berry
Title: Vice President

MCAFEE EXECUTIVE HOLDINGS, INC.

By:	/s/ Michael Berry
Name: Michael Berry
Title: Vice President

MCAFEE PUBLIC SECTOR LLC

By:	/s/ Michael Berry
Name: Michael Berry
Title: Vice President

[Signature Page to First Lien Guarantor Consent and Reaffirmation]